Exhibit 10.41

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (the “Agreement”) dated as of ___________, 2004, by and between Dendrite International Inc. a New Jersey corporation (the “Company”), and __________________, a [director/officer] of the Company (the “Indemnitee”):

WITNESSETH:

 WHEREAS, the Indemnitee is presently serving as a [director/officer] of the Company, and the Company desires the Indemnitee to continue in such capacity;

 WHEREAS, the Indemnitee is willing, subject to certain conditions (including the execution and performance of this Agreement by the Company), to continue in that capacity;

 WHEREAS, in addition to the indemnification to which the Indemnitee is entitled under the Company’s certificate of incorporation (the “Certificate”) and the Company’s by-laws (the “By-laws”), the Company maintains at its sole expense insurance protecting its officers and directors (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties; and

 WHEREAS, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, there can be no assurance of the continuation or renewal of that insurance; and

 WHEREAS, the services provided by the Indemnitee to, or on behalf of, the Company are valuable and beneficial to the Company and its shareholders (the “Shareholders”);   and

 WHEREAS, the Company and the Indemnitee have agreed that the indemnification provided hereby is intended to provide the maximum indemnification permitted by law and by Subsection 14A:3-5(8) of the New Jersey Business Corporation Act (the “Corporation Act”) and that provisions in the Agreement relating to indemnification under provisions of the Corporation Act other than 14A:3-5(8) are included to be applicable solely in the event, however unlikely, specific indemnification is not within Subsection 14A:3-5(8) of the Corporation Act and the documents contemplated by that Subsection;

NOW, THEREFORE, to induce the Indemnitee to continue to serve in the Indemnitee’s  present capacity and in consideration of these premises and the mutual agreements set forth in this Agreement, the Company and the Indemnitee agree as follows:

1.             Continued Service.  The Indemnitee will continue to serve as a [director of the Company so long as the Indemnitee is duly elected and qualified in accordance with the By-laws or until the resignation of the Indemnitee in writing in accordance with applicable law/officer of the Company until removal by the Board of Directors in accordance with By-laws, or the resignation of the Indemnitee in writing in accordance with applicable law].

2.             Basic Statutory Indemnity. (a) The Company shall indemnify the Indemnitee in the event the Indemnitee was or  is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal (other than an action by or in the right of the Company), by reason of the fact that the Indemnitee is, or was, or had agreed to become, a [director/officer] of the Company, or is or was serving, or had agreed to serve, at the request of the Company as a director, officer, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including attorneys, and others’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

(b) The Company shall indemnify the Indemnitee in the event the Indemnitee was, or is, a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is, or was, or had agreed to become, a director and/or officer of the Company, or is or was serving, or had agreed to serve, at the request of the Company as a director, officer, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against costs, charges and expenses (including attorneys’ and others’ fees and expenses) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal therefrom if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Superior Court or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Superior Court or such other court shall deem proper.

(c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in any action, suit or proceeding referred to in Sections 2(a) or 2(b) or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against costs, charges and expenses

(including attorneys’ and others’ fees and expenses) actually and reasonably incurred by the Indemnitee in connection therewith.

(d) Any indemnification under Sections 2 (a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 or any applicable provision of the Certificate, By-Laws, other agreement, resolution or otherwise.  Such determination shall be made (i) by the Board of Directors of the Company (the “Board”) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (ii) if such a quorum of disinterested directors is not available, or if available the Board by a majority of the disinterested directors, so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written.  Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld).  Independent legal counsel shall not be any person or firm who, under the applicable standards professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.  The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys’ and others’ fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

(e) All expenses (including attorneys’ and others’ fees and expenses) incurred by the Indemnitee in the Indemnitee’s capacity as a director and/or officer of the Company in defending an actual or threatened civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b).

(f) The Company shall not adopt any amendment to the Certificate or By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee’s rights to indemnity or encumber the Indemnitee’s rights to indemnity pursuant to the Certificate, By-Laws, the Corporation Act or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the “Effective Date”) upon which the amendment was approved by the Board or the Shareholders, as the case may be.  If the Company shall adopt any amendment to the Certificate or By-Laws the effect of which would be to so deny, diminish or encumber the Indemnitee’s rights to indemnity, whether under this Agreement or otherwise, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date of such amendment.

3.             Additional Indemnification. Pursuant to Section 14A:3-5(8) of the Corporation Act, in addition to the rights which the Indemnitee may have pursuant to Section 2 or under other provisions of this Agreement, the Certificate, the By-Laws, the Corporation Act, any policy of insurance or otherwise, the Indemnitee shall have the rights set forth in this Section 3.  In the event that indemnification would be permitted under this Section 3 but not necessarily under Section 2 hereof, then this Section 3 shall be controlling. The standards required for indemnification under Section 2 hereof and the procedures required to determine the applicability of such standards, shall not apply the rights of the Indemnitee under this Section 3.

                                (a) The Company shall indemnify the Indemnitee against any amount which the Indemnitee is or becomes legally obligated to pay, including liabilities and expenses, relating to or arising out of any claim, including any claim arising from proceedings by or in the right of the Company,  made against the Indemnitee because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which the Indemnitee commits, suffers, permits or acquiesces in while acting in the Indemnitee’s capacity as a director and/or officer of the Company, or, at the request of  the Company, as a director, officer, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise.  The payments which the Company is obligated to make pursuant to this Section 3 shall include, without limitation, damages, judgments, fines, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds; provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee if a judgment or other final adjudication adverse to the Indemnitee establishes that the Indemnitee’s acts or omissions (i) were in breach of the Indemnitee’s duty of loyalty to the Company or the Shareholders, (ii) were not in good faith or involved a knowing violation of law, or (iii) resulted in receipt by the Indemnitee of an improper personal benefit.  For the purposes hereof, a breach of the Indemnitee’s duty of loyalty means an act or omission which the Indemnitee knows or believes to be contrary to the best interests of the Company or the Shareholders in connection with a matter in which the Indemnitee has a material conflict of interest.  The Company shall not be obligated under this Section 3 to provide any indemnification or any payment of expenses to an Indemnitee in connection with any suit, action, or other proceeding (or part thereof) initiated by the Indemnitee (other than an action by the Indemnitee to enforce the provisions of this Agreement),  unless the Board has authorized or consented to the Action (or part thereof) in a resolution adopted by the Board.  The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to be, made in accordance with Section 4(a) except that in no event shall any such determination be made by the Shareholders.  Any such determination made in accordance with this Section, shall be binding upon the Company and the Indemnitee for all purposes.

(b) Expenses (including without limitation attorneys’ and others’ fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim, and expenses incurred in enforcing the rights of the Indemnitee under this Agreement, shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b).

4.             Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the Corporation Act, for purposes of pursuing rights to indemnification under Sections 2(a), 2(b), 3(a), or 3(b), as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit A attached hereto and made a part hereof (the “Indemnification Statement”) averring the entitlement to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts, including expenses, for which payment is requested, including appropriate invoices.  Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b), 3(a), or 3(b), as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine, subject to the limitation in Section 4(c) with respect to indemnification under Section 3, by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination, that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board’s determination.  The foregoing notice shall be signed by the director presiding as chairman at the meeting at which the vote to deny indemnification was taken or, if the action to deny indemnification was by written consent without a meeting, signed by all persons who participated in the determination and voted to deny indemnification.  The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement, and any determination by the Board that the Indemnitee is not entitled to the indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 6.

(b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e), the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit B attached hereto and made a part hereof (the “Undertaking”), averring that (i) the Indemnitee has reasonably incurred or will reasonably incur actual expenses in defending an actual or threatened civil or criminal action, suit, proceeding or claim and (ii) the Indemnitee undertakes to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise, which repayment by the Indemnitee shall be made within 180 days of a written request therefor by the Company.  For purposes of requesting advancement of expenses pursuant to Section 3(b), the Indemnitee may, but shall not be required to, submit an Undertaking or such other form of request, as the Indemnitee determines to be appropriate (an “Expense Request”).  Upon receipt of an Undertaking or Expense Request, as the case may be, the Board may make reasonable inquiries to determine whether such expenses relate to an action, suit, proceeding or claim the subject matter of which is of the type for which the Indemnitee may make a claim for indemnification under this Agreement.  Unless the Board determines within 10 calendar days after receipt of such Undertaking or Expense Request that such expenses relate to an action, suit, proceeding or claim the subject matter of which is not of the type for which the Indemnitee may make a claim for indemnification under this Agreement, the Board shall authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company.  No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee’s ~~a~~bility to make repayment.  For purposes of pursuing rights to advancement of expenses hereunder, the Indemnitee shall present to the Company reasonable evidence of all expenses for which advancement is requested, including appropriate invoices.

(c) With respect to indemnification under Section 3, the Indemnitee’s entitlement to indemnification is not subject to any Board determination except a determination that a judgment or other final adjudication adverse to the Indemnitee (A) establishes that the Indemnitee’s acts or omissions (i) were in breach of the Indemnitee’s duty of loyalty (as defined in Section 3(a)), (ii) were not in good faith or involved a knowing violation of law, or (iii) resulted in receipt by the Indemnitee of an improper personal benefit, or (B) was not an action to enforce the provisions of this Agreement and the indemnification arises from an action or a portion thereof initiated by the Indemnitee without authorization or consent by Board resolution.

5.             Subrogation; Duplication of Payments. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

(b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate, the By-Laws, or otherwise) of the amounts otherwise payable hereunder.

6.             Enforcement. (a) If a claim for indemnification made to the Company hereunder is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

(b) In any action brought under Section 6 (a), it shall be a defense to a claim for indemnification solely pursuant to Sections 2(a) or 2(b) (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the Corporation Act for the Company to indemnify the Indemnitee for the amount claimed, but the burden or proving such defense shall be on the Company.  Neither the failure of the Company (including the Board or independent legal counsel) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Corporation Act, nor an actual determination by the Company (including the Board or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct under Sections 2(a) or 2(b).  If standards applicable under Section 2(a) or 2(b) are not met, such failure shall not preclude indemnification under Section 3 subject to the applicable standards of Section 3.

(c)           The Indemnitee shall not be required to incur the expenses associated with the enforcement of rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder.  Accordingly, if the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time, at the expense of the Company as hereinafter provided, to retain counsel (in compliance with Section 7) to represent the Indemnitee in connection with the initiation or defense of any such action, suit, or proceeding, whether by or against the Company or any director, officer, Shareholder, or other person affiliated with the Company, in any jurisdiction.  The Company shall pay and be solely responsible for any and all costs, charges and expenses (including attorneys’ and others’ fees and expenses) reasonably incurred by the Indemnitee (i) as a result of the Company’s failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any Person contesting the validity or enforceability, of this Agreement or any, provision hereof as aforesaid.

7.             Counsel.  With respect to any action, suit, proceeding or claim for which indemnification or advancement of expenses may be sought pursuant to this Agreement and upon request of the Indemnitee after the Indemnitee has submitted an Indemnification Statement to the Board, the Company shall retain counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee and any other the Company may designate (which may include the Company) in connection with the action, suit, proceeding or claim to which the Indemnification Statement relates.  In connection with any such action, suit, proceeding or claim, the Indemnitee shall have the right to retain separate counsel at the Indemnitee’s expense, except that the fees and expenses of such separate counsel retained by the Indemnitee shall be expenses for which indemnification and advancement shall be available under this Agreement if (i) the Company and the Indemnitee shall have agreed to the retention of such counsel or (ii) the parties named or threatened to be named in any such action, suit, proceeding or claim (including impleaded parties) include, in addition to the Indemnitee, the Company or another party who may be indemnified by the Company and representation of more than one party by the same counsel would be inappropriate due to actual or, in the reasonable opinion of the Company, potential conflicts of interests between them.

8.             Merger or Consolidation.  If the Company shall be a constituent corporation in a consolidation, merger, or other reorganization, the Company, if the Company shall not be the surviving, or resulting corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation agree to indemnify the Indemnitee to the full extent provided in this Agreement.  Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, acquiring corporation as the Indemnitee would have with respect to the Company if its separate existence had continued.

9.             Nonexclusivity and Severability. (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Certificate, By-Laws, the Corporation Act, any other statute, insurance policy, agreement, vote of Shareholders or directors, or otherwise, both as to actions in the Indemnitee’s official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, trustee, employee, or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

(b)           If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid, and legal.

10.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of law thereof.

                11.       Allowance for Compliance with SEC Requirements.  Indemnitee acknowledges that the Securities and Exchange Commission (“SEC”) has expressed the opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933 (the “Securities Act”) is against public policy as expressed in the Securities Act and, is therefore, unenforceable.  Indemnitee hereby agrees that it will not be a breach of this Agreement for the Company to have undertaken or to undertake with the SEC in connection with the registration for issuance of any shares or other securities of the Company from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of any action, suit or proceeding) is asserted in connection with such shares or other securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question of whether or not such indemnification by the Company is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

12.           Modification; Survival.  This Agreement, together with the By-laws, the Certificate, and the Corporation Act, contain the entire agreement of the parties relating to indemnification of the Indemnitee.  This Agreement may be modified only by an instrument in writing signed by both parties hereto.  The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee’s service as an officer of the Company and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

13.           Certain Terms.  For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, trustee, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referenced to herein.

14.           Prior Agreements.  This Agreement supercedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                15.           Headings and Interpretation.  When a reference is made in this Agreement to Sections or Exhibits, such references shall be to a Section or Exhibit to this Agreement unless otherwise indicated.

IN WITNESS WHEREOF, the Company and the Indemnitee have duly executed this Agreement as of the date first above written.

DENDRITE INTERNATIONAL, INC.

By:

Exhibit A

INDEMNIFICATION STATEMENT

STATE OF	)
) SS
COUNTY OF	)

                I, ______________________, being first duly sworn, do depose and say as follows:

                1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of __________  ___, 200_  between Dendrite International, Inc., a New Jersey corporation (the “Company”), and the undersigned.

                2. I am requesting indemnification against charges, costs, expenses (including attorneys’ and others’ fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, “Liabilities”) have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

                3. With respect to all matters related to any action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

                4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of ________________________________________________________

_________________________________________________________________________.

                Subscribed and sworn to before me, a Notary Public in and for said County and State, this

____________ day of __________________, ____.

[Seal]

                My commission expires the ____ day of ______________, ______.

Exhibit B

UNDERTAKING

STATE OF	)
) SS
COUNTY OF	)

                I, _______________________, being first duly sworn, do depose and say as follows:

                1.         This Undertaking is submitted pursuant to the Indemnification Agreement dated as of __________  __, 200_ between Dendrite International, Inc., a New Jersey corporation (the “Company”), and the undersigned.

                2.         I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or threatened civil or criminal action, suit, proceeding or claim.

                3.         I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnity Agreement or otherwise.  Such repayment shall be made within 180 days of a written request therefore by the Company.

                4.         The costs, charges and expenses for which advancement is requested are, in general, all expenses related to ___________________________________________________________________________________

_____________________________________________________________________________.

                                                                                                _________________________________________

Subscribed and sworn to before me, a Notary Public in and for said County and State, this ___ day of _____________, _____.

[Seal]

                My commission expires the ______ day of __________________, ______.